UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 21, 2018

CCUR Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4375 River Green Parkway, Suite 210, Duluth, Georgia	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 258-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) is an amendment to the Current Report of Form 8-K of CCUR Holdings, Inc., filed on March 22, 2018 (the “Original Form 8-K”)1. This Form 8-K/A is being filed to add a statement regarding any forward-looking statements in the Original Form 8-K. This Form 8-K/A amends and restates in its entirety Item 8.01 of the Original Form 8-K.

Item 8.01 Other Events

CCUR Holdings, Inc. (the “Company”), following further communication with the Nasdaq, reports that it expects its common stock may be delisted from The Nasdaq Stock Market before the previously announced extension date of May 15, 2018. As previously reported by the Company on March 5, 2018, the Company requested and received an extension for continued listing on The Nasdaq Stock Market through May 15, 2018 (the “Extension Date”) in order to attempt to demonstrate to the Nasdaq that the Company is not a “public shell” under applicable Nasdaq criteria and, therefore, the January 4, 2018 determination to delist the Company’s common stock is not warranted. As a part of its ongoing obligation to provide relevant updates to the Nasdaq, on March 21, 2018, the Company notified the Nasdaq that it does not believe it will be able to demonstrate that it is not a “public shell” to the Nasdaq on or before the Extension Date. While the Company has not been advised yet by the Nasdaq as to whether the Company’s listing will be continued on The Nasdaq Stock Market through the Extension Date, the Company expects that the initial Nasdaq determination to delist the Company’s common stock will be reinstated not later than May 15, 2018, as a result of its inability to satisfy the applicable criteria.

Certain statements in this report may constitute forward-looking statements under applicable securities laws. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to the Company’s future prospects, developments and business strategies. Except for the historical information, the matters discussed herein may contain forward-looking statements that involve risks and uncertainties that may cause the Company’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include any change in or review of the Nasdaq’s decision to grant the Company an extension from delisting and the Company’s ability to satisfy the concerns raised by the Nasdaq, as well other risks listed in the Quarterly Report on Form 10-Q filed on February 14, 2018, definitive proxy statement filed on November 6, 2017 or the Company’s Form 10-K filed September 20, 2017 with the Securities and Exchange Commission and risks and uncertainties not presently known to the Company or that the Company currently deems immaterial. The Company wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. The Company does not undertake any obligation to update forward-looking statements, except as required by law.

1 The Original Form 8-K was submitted to the Securities and Exchange Commission (“SEC”) on March 21, 2018 and filed by the SEC on March 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2018

CCUR Holdings, Inc.

(Registrant)

By:	/s/ Warren Sutherland
Warren Sutherland
Chief Financial Officer